EXHIBIT 10.16


                     SCHEDULE OF INDEMNITY AGREEMENTS



          Employee                               Date of Agreement

          William E. Greehey                     February 24, 1987

          F. Joseph Becraft                      May 1, 1995

          Edward C. Benninger                    February 24, 1987

          Ronald K. Calgaard                     February 16, 1996

          Robert G. Dettmer                      October 17, 1991

          A. Ray Dudley                          July 21, 1988

          Ruben M. Escobedo                      October 1, 1994

          Don M. Heep                            February 22, 1990

          James L. Johnson                       April 25, 1991

          Lowell H. Lebermann                    February 24, 1987

          Stan L. McLelland                      February 24, 1987

          E. Baines Manning                      July 16, 1986

          Susan Kaufman Purcell                  October 1, 1994